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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) - November 9, 1998

                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)


         Pennsylvania                    1-7410                  25-1233834
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                                 One Mellon Bank Center
                                    500 Grant Street
                                Pittsburgh, Pennsylvania          15258-0001
                                  (Address of principal
                                   executive offices)              (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000

                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 33-62151 pertaining to certain debt securities of Mellon Financial Company and the related guarantees of the Registrant.

Exhibit    Description
Number

1.5 Underwriting Agreement dated as of November 9, 1998, between Mellon Financial Company (the "Company"), Mellon Bank Corporation (the "Corporation") and Credit Suisse First Boston Corporation; Bear Stearns & Co., Inc.; Chase Securities, Inc.; J. P. Morgan Securities Inc. and Lehman Brothers Inc., as Underwriters, relating to the issuance and sale of $300,000,000 aggregate principal amount of the Company's 5 3/4% Senior Notes due November 15, 2003 and the related guarantees of the Corporation, together with the Mellon Financial Company Underwriting Agreement Standard provisions (Debt) dated February 9, 1998.

4.7    Form of 5 3/4% Senior Notes Due November 15, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MELLON BANK CORPORATION

Date:  November 13, 1998              By:  /s/ STEVEN G. ELLIOTT
                                           Steven G. Elliott
                                           Vice Chairman & Chief Financial
                                           Officer
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                                 EXHIBIT INDEX


Number       Description                                        Method of Filing

1.5         Underwriting Agreement dated as of November 9, 1998  Filed herewith
4.7         Form of 5 3/4% Senior Notes due November 15, 2003    Filed herewith